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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 JULY 20, 1999 (Date of earliest event reported) Commission file number: 0-22511


                             RF MICRO DEVICES, INC.
             (Exact name of registrant as specified in its charter)

                  NORTH CAROLINA                         56-1733461
         (State or other jurisdiction of             (I.R.S. Employer
          incorporation or organization)            Identification No.)

                               7625 THORNDIKE ROAD
                      GREENSBORO, NORTH CAROLINA 27409-9421
                    (Address of principal executive offices)
                                   (Zip code)


                                 (336) 664-1233
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

         On July 20, 1999, RF Micro Devices, Inc. issued a press release that included the announcement that its board of directors had approved, subject to shareholder approval of a pending proposal to increase the Company's authorized common stock, a two-for-one stock split of the Company's common stock to be effected by a 100% share dividend payable on or around August 18, 1999 to shareholders of record on August 2, 1999. A copy of this press release is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.              Description of Exhibit
                  -----------              ----------------------

                        99.1               Press Release dated July 20, 1999




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  RF Micro Devices, Inc.

                                  By: /s/ William A. Priddy, Jr.
                                      ------------------------------------------
                                      William A. Priddy, Jr.
                                      Vice President and Chief Financial Officer

Date:    July 21, 1999